                                  Exhibit 99

                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                                 Balance Sheet
                               February 28, 2001


                                                                       Total
                                                                   Consolidated
                                                                    (Unaudited)
                                                                    -----------
Assets:
-------
Cash and cash equivalents                                         $  18,225,456
Cash in escrow and restricted cash                                   97,895,509
Mortgages receivable, net                                           226,920,726
Retained interests                                                   28,465,049
Due from related parties                                             15,085,668
Other receivables, net                                               54,652,730
Prepaid expenses and other assets                                    13,452,505
Investment in joint ventures                                         21,125,512
Real estate and development costs                                   301,982,102
Property and equipment, net                                         102,335,445
Intangible assets, net                                               72,423,433
                                                                  -------------

                                                                  $ 952,564,135
                                                                  =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            $  85,757,694
Notes payable subject to compromise                                 682,974,439
Accounts payable not subject to compromise                           21,307,281
Accrued liabilities                                                  69,833,277
Notes payable not subject to compromise                              45,674,185
Deferred income taxes                                                 6,014,827
                                                                  -------------
                                                                    911,561,703

Stockholders' equity                                                 41,002,432
                                                                  -------------

Total liabilities and equity                                      $ 952,564,135
                                                                  =============

             The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                             Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                               Income Statement
                     For the Month Ended February 28, 2001


                                                                       Total
                                                                   Consolidated
                                                                    (Unaudited)
                                                                    -----------
Revenues:
---------
Vacation interests sales                                           $  8,731,300
Interest income                                                       2,761,377
Other income (loss)                                                   1,857,922
                                                                   ------------
     Total revenues                                                  13,350,599
                                                                   ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                      1,869,338
Advertising, sales and marketing                                      5,841,499
Provision for doubtful accounts                                         231,934
Loan portfolio expenses                                                 802,374
General and administrative                                            3,485,808
Depreciation and amortization                                         2,010,609
                                                                   ------------
Total costs and operating expenses                                   14,241,562
                                                                   ------------

Income (loss) from operations                                          (890,963)

Interest expense                                                      2,031,663
Other nonoperating expenses                                                   -
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                          (292,745)
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                       74,219
     Interest (Income)                                                  (97,211)
     Professional Services                                            2,974,442
                                                                   ------------

Income (loss) before provision for taxes                             (5,581,331)

Provision for income taxes                                              (80,815)
                                                                   ------------
Net income (loss)                                                  $ (5,500,516)
                                                                   ============

             The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                                                                      Form No. 5
                                                                        (page 1)

                        UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF MARYLAND
                        OFFICE OF UNITED STATES TRUSTEE

IN RE:                         )        Case No. 00-5-6931-JS  through
SUNTERRA CORPORATION et al.,   )                00-5-6967-JS, 00-5-8313-JS
                               )                (Chapter 11)
            Debtors            )        (Jointly Administered under
                                            Case No. 00-5-6931-JS)

MONTHLY OPERATING REPORT Calendar Month Feb. 1 through Feb. 28, 2001
                                        -----------------------------------

                       FINANCIAL BACKGROUND INFORMATION

1.     ACCOUNT STATUS:   Cash _____________ Accrual     X
                                                   -------------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. Ann Cohen, Vice President
       -------------------------------------------------------------------------
       1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000
       -------------------------------------------------------------------------

3.     EMPLOYEE INFORMATION:
       Number of employees paid this period:                      646
                                                          -----------
       Current number of employees                                646
                                                          -----------
       Gross monthly payroll:
           Officers, directors and principals             $   142,846
                                                          -----------
           Other employees                                $ 1,776,306
                                                          -----------
       All post-petition payroll obligations
       including payroll taxes are current.  Exceptions:         None
                                                        --------------------

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes ____ No X . If yes,
                                                              ---
       explain:

       _________________________________________________________________________

       _________________________________________________________________________

5.     Are all BUSINESS LICENSES or BONDS current?
           Yes  X   No ____  Not Applicable ____
               ---

6.     PRE-PETITION ACCOUNTS RECEIVABLE:
       Calculation still in process, will supply at a later date. See Note below

           Collected this Period                          $_______________
           Ending Balance                                 $_______________

7.     POST-PETITION ACCOUNTS RECEIVABLE:
       Calculation still in process, will supply at a later date. See Note below 0-30 Days: $________ 31-60 Days: $________ Over 60 Days: $________

                                                                      Form No. 5
                                                                        (page 2)

If there are any post-petition Accounts Receivable over 60 days, provide
                 -------------
Schedule AR giving a listing of such accounts and explain the delinquencies. ?
Yes ____   No ____.

Note:
The majority of Accounts Receivable consists of Mortgages Receivable and A/R Inventory. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information. The A/R Inventory consists of vacation intervals related to mortgages receivable that are in the process of being deeded back to the Debtors. The Debtors are in the process of analyzing this inventory and will be able to supply additional details in the near future.

8.     POST-PETITION ACCOUNTS PAYABLE:
       0-30 Days: $2,445,094   31-60 Days: $827,185  Over 60 Days: $1,431,966
                  ----------               --------                ----------

If there are any post-petition Accounts Payable over 30 days, provide Schedule
                 -------------
AP giving a listing of such accounts and explain the delinquencies.

Note:
Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9.     TAXES: Are all taxes being paid to the proper taxing authorities when
       due?  Yes X   No ____. See Note below
                ---

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There have been no changes to the escrow of payroll taxes as originally presented in the June MOR, except that the payroll service provider has been changed to ADP. Effective January 2001, ADP began to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10.    BANK ACCOUNTS: Have you changed banks or any other financial institution
---
       during this period: Yes ___ No  X
                                      ---

       If yes, explain: See Attachment D
                       ---------------------------------------------------------

________________________________________________________________________________
________________________________________________________________________________

                                                                      Form No. 5
                                                                        (page 3)

11.    Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and
       are all current?  Yes X   No ____.
                            ---

       If no, explain:__________________________________________________________

________________________________________________________________________________


12.    INSURANCE:  Policy expiration dates: See Attachment B

       Auto and Truck _________________       Liability   ______________________
       Fire           _________________       Workers Comp______________________
       Other          _________________       Expires:    ______________________

13.    ACTIONS OF DEBTOR.  During the last month, did the Debtor:
       (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes ____ No X .
                                                                       ---

       If yes, explain:_________________________________________________________

       _________________________________________________________________________

       OR consent to relief from the automatic stay (Section 362)?  Yes ____
       No X .
         ---

       If yes, explain:_________________________________________________________

       _________________________________________________________________________
       (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes X No____________________
                                                      ---

       If no, explain:__________________________________________________________

       _________________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of
            ---
       Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes___ No X .
                                                                          ---

       If yes, explain:_________________________________________________________

       _________________________________________________________________________
       If yes, a copy of court order authorizing the referenced action must be
                                                                       ----
       attached.

Please discuss any pending motions to sell estate assets.

Type of Motion
--------------

         See Attachment A.

Brief Description of Asset
--------------------------

         See Attachment A.

                                                                      Form No. 5
                                                                        (page 4)

Projected Income
----------------

         See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: X See Attachment A.
                                                 ---

15.  PAYMENTS TO SECURED CREDITORS during Reporting Period:

                      Frequency of               Amount                Next               Post-Petition
                      Payments per               of Each               Payment            Pmts. Not Made
Creditor              Contract                   Payment               Due                No. Amt
----------------------------------------------------------------------------------------------------------------
Finova (endpaper)                                None
----------------------------------------------------------------------------------------------------------------
First Union                                      None
----------------------------------------------------------------------------------------------------------------
Ableco Financing                                 $502,816
----------------------------------------------------------------------------------------------------------------
98-A Securitization                              $1,639,295 principal and interest
----------------------------------------------------------------------------------------------------------------
99-A Securitization                              $1,761,694 principal and interest
----------------------------------------------------------------------------------------------------------------
99-B Securitization                              $1,262,454 principal and interest
----------------------------------------------------------------------------------------------------------------
GE Capital (Matrix leases )                      None
----------------------------------------------------------------------------------------------------------------
Unicap (Matrix Funding)                          None
----------------------------------------------------------------------------------------------------------------

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

   Professional Name                                  Type of Service Rendered                    Fees Paid
   -----------------------------------------------------------------------------------------------------------
   Baliani, Daniele                                   Legal Fees                                        7,435
   Chanin                                             Professional Fees                               233,139
   Daniel, John T                                     Legal Fees                                        1,509
   DeConcini McDonald Yetwin Lacy                     Legal Fees                                        5,100
   Dewey Ballantine LLP                               Legal Fees                                        1,499
   Fleishman, David M.                                Legal Fees                                        2,104
   Foley & Lardner                                    Legal Fees                                       11,541
   Jay Alix & Associates                              Professional Fees                               864,940
   Johnson, Murrell and Case                          Legal Fees                                          160
   KPMG                                               Professional Fees                               378,633
   Lowther,Johnson,Joyner,Lowter,Cully                Legal Fees                                          131
   Paul Hastings Janofsky & Walker                    Legal Fees                                       10,681
   Schreeder Wheeler Flint                            Legal Fees                                       45,043
   Slone Architects                                   Professional Fees                                 3,000
   Trotter & Assoc                                    Professional Fees                                 1,000
   Whiteford Taylor & Preston LLP                     Legal Fees                                      172,658
   Willkie Farr & Gallagher                           Legal Fees                                      368,138
                                                                                                -------------
                                                      Legal & Professional                      $   2,106,711
                                                                                                =============

17.  QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
     Monthly Disbursements:                   For the month of February:
     (calendar quarter)                       Quarter 4 fees paid  $69,250.00
                                                                 ------------

                                                                      Form No. 5
                                                                        (page 5)


VERIFICATION
     I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief . The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.


Dated:        May 9, 2001
            -----------------------------

            DEBTOR IN POSSESSION

By:          /s/ Lawrence E. Young
            -----------------------------

Name/Title: Lawrence E. Young CFO
            -----------------------------

Address:    1781 Park Center Drive, Orlando, Florida 32835
            ----------------------------------------------

Telephone:   (407) 532-1000
            -----------------------------


REMINDER:  Attach copies of debtor in possession bank statements.
--------

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

--------------------------------------------------------------------------------

                                 ATTACHMENT A
                                 ------------
                                      to
                           Monthly Operating Report
                    Sunterra Corp., et al., February, 2001
                    --------------------------------------

         The following motions to sell assets of the Debtors were pending during the month of February 2001:

               Motion for Approval of (I) Sale of Real Property Free and Clear of Liens and Encumbrances and (II) Assumption of Related Executory Contract (40 Acres, James City County, Virginia) (filed August 31, 2000); and

               Motion for Approval of Assumption and Assignment of Leases (Premier Vacations) (filed November 28, 2000) was granted on February 22, 2001.

         Also in February, 2001, the Debtors may have disposed of certain assets pursuant to the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (All of the pleadings referred to above are on file with the Clerk's Office).

         The Debtors may also have disposed of certain assets in the ordinary course of business in February 2001.

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

Type of             Company & Policy   Policy
-------             ----------------   ------
Coverage            Number             Period    Limits/Deductible                     Premium     Comments
--------            ------             ------    -----------------                     -------     --------
Primary General     American Safety    8/1/00-   $2,000,000 Aggregate;                 $450,000    McGriff Broker
Liability           Risk Retention     8/1/01    $2,000,000 Products/ Completed        $22,500     Covers all Sunterra Corp's.
                                                 Operations Aggregate;                 Taxes/ Fees locations except Lake
                                                 $1,000,000 Personal & Advertising                 Arrowhead, Hawaii resorts
                                                 Injury;                                           and St. Maarteen resorts
                                                 $1,000,000 Each Occurrence;
                                                 $50,000 Fire Legal;
                                                 $1,000,000 EBL;
                                                 $1,000,000 Liquor Liability;
                                                 $5,000 Deductible
General Liability   American Safety    8/1/00-   Covers $5,000 per occurrence          $175,000    McGriff Broker
Stop Loss           Risk Retention     8/1/01    deductible on the primary G/L
Aggregate Fund                                   policy for 12 months
Excess General      Great American     3/1/00-   $50M each occurrence/ $50M            $57,500     McGriff Broker as above
Liability           Insurance Company  3/1/01    aggregate where applicable;
                    #TUU3577947                  Excess of scheduled underlying
                                                 policy
Excess General      Indemnity          3/1/00-   $50M each occurrence/ $50M            $29,000     McGriff Broker as above
Liability           Insurance Company  3/1/01    aggregate where applicable/ excess
                    of North America             of $50M each occurrence/ $50M
                    #G20115476                   aggregate
Foreign Liability   Fireman's Fund     3/1/00-   $1,000,000 Commercial GL;             $65,884     McGriff Broker
DIC                 Insurance Company  3/1/01    $1,000,000 Contingent Auto                        Covers claims brought against
General Liability   Company                      Liability;                                        Sunterra Corp. and subsidiaries
Cover               #IDC68279405                 $1,000,000 Employers Liability                    for claims/ accidents occurring
                                                                                                   outside the USA which are
                                                                                                   litigated/ filed in the USA
Property Policy     Lloyds of          3/1/00-   $2.5 million annual aggregate         $1,842,776  McGriff Broker
                    London             3/1/01                                                      Covers all Sunterra Corp's.
                    168602L                                                                        owned or managed resorts,
                                                                                                   except for Lake Arrowhead and
                                                                                                   the St. Maarten resorts
Property Policy     Lloyds of London   3/1/00-   $2.5 million excess of $2.5 million   $947,726    McGriff Broker
                    168602L            3/1/01    annual aggregate for all perils,                  Excess property covers 2/nd/
                                                 separately for Flood and Earthquake               layer; $5 million in combined
                                                                                                   property, business interruption
                                                                                                   and continuing expenses
                                                                                                   coverage.  This policy will
                                                                                                   drop down and become primary if
                                                                                                   the above policy limits are
                                                                                                   exhausted.
Property Policy     Indemnity Ins. Co. 3/1/00-   $20 million excess of $2.5 million    $436,832    McGriff Broker
                    of North America   3/1/01    per occurrence, which in turn                     Excess property covers 3/rd/
                    GPAD34572707                 excess of $2.5 million annual                     layer; $25 million in combined
                                                 aggregate for all perils,                         property, business interruption
                                                 separately for Flood and Earthquake               and continuing expenses coverage
Property Policy     Lloyds of London/  3/1/00-   $50 million excess $22.5 million      $92,163     McGriff Broker
                    Royal Surplus      3/1/01    except California Earthquake ($30                 Excess property 4/th/ layer; $75
                    Lines - Each $25M            million excess $22.5 million per                  million in combined property,
                    part of $50M                 occurrence, which in turn excess of               business interruption and
                    168603L                      $2.5 million annual aggregate for                 continuing expenses coverage
                                                 all perils)
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000-2001                          Attachment B
------------------------------------------

Type of              Company &            Policy
-------              ---------            ------
Coverage             Policy Number        Period    Limits/Deductible                     Premium    Comments
--------             -------------        ------    -----------------                     -------    --------
Property Policy      Indemnity            3/1/00-   $50 million excess of $72.5 million   $102,693   McGriff Broker
                     Insurance Co. of     3/1/01    per occurrence, which in turn,                   Excess property 5/th/ layer;
                     North America                  excess of $2.5 million annual                    $125 million in combined
                     KHD314576                      aggregate for all perils                         property, business
                                                                                                     interruption and continuing
                                                                                                     expense coverage. Note
                                                                                                     primary policy limits are
                                                                                                     aggregate; in the event this
                                                                                                     is depleted, there will be
                                                                                                     $122.5 million
Boiler and Machinery Travelers            3/1/00-   $50,000,000                           $17,994    McGriff Broker
Coverage             Insurance Company    3/1/01                                                     Covers all Sunterra Corp's.
                     #M5JBMG272K9361                                                                 locations and resorts except
                                                                                                     St. Maarten and Lake Arrowhead
HOA D&O Policy       National Union       11/1/00-  $5,000,000 limit                                 Marsh Broker
                     Fire Insurance Co.   11/1/01   $5,000 deductible                                Individual D&O policies for HOA
                     #004738335                                                                      Boards
                                                                                          $3,000     AOAO Poipu Point
                                                                                                     AOAO Hawaiian Monarch
                                                                                          $3,000     Breakers of Ft. Lauderdale
                                                                                                     Condo Assoc.
                                                                                          $3,000     Bent Creek Golf Village Condo
                                                                                                     Assoc. Inc.
                                                                                          $2,000     Carambola Beach Resort Owners
                                                                                                     Assoc. Inc.
                                                                                          $2,000     Coral Sands of Miami Beach
                                                                                                     Timeshare Assoc. Inc.
                                                                                          $5,000     Cypress Pointe II Condo Assoc.
                                                                                          $3,000     Cypress Pointe Resort at Lake
                                                                                                     Buena Vista Condo Assoc.
                                                                                          $3,000     Gatlinburg Town Square Resort
                                                                                                     Condo II Assoc.
                                                                                          $3,000     Gatlinburg Town Square Members
                                                                                                     Assoc.
                                                                                          $3,000     Gatlinburg Town Square Master
                                                                                                     Assoc.
                                                                                          $3,000     Grand Beach Resort Condo Assoc.
                                                                                          $3,000     Greensprings Plantation Resort
                                                                                                     Owners Assoc.
                                                                                          $3,000     Lake Tahoe Vacation Ownership
                                                                                                     Resort Owners' Assoc.
                                                                                          $2,000     Mountain Meadows Timeshare
                                                                                                     Owners' Assoc.
                                                                                          $3,000     Plantation at Fall Creek Condo
                                                                                                     Assoc.
                                                                                          $3,000     Poipu Point Vacation Owners'
                                                                                                     Assoc.
                                                                                          $3,000     Polynesian Isles Resort Condo
                                                                                                     IV Assoc.
                                                                                          $2,000     Polynesian Isles Resort Master
                                                                                                     Assoc.
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000-2001                          Attachment B
------------------------------------------

Type of                 Company &            Policy
-------                 ---------            ------
Coverage                Policy Number        Period      Limits/Deductible           Premium        Comments
--------                -------------        ------      -----------------           -------        --------
HOA D&O Policy          National Union       11/1/00-    $5,000,000 limit                           Marsh Broker
- Continued             Fire Insurance Co.   11/1/01     $5,000 deductible                          Individual D&O policies for HOA
                        #004738335                                                                  Boards
                                                                                     $2,000         Polynesian Isles Resort Condo
                                                                                                    Assoc.
                                                                                     $5,000         Powhatan Plantation Owners
                                                                                                    Assoc.
                                                                                     $3,000         The Ridge on Sedona Golf Resort
                                                                                                    Owners' Assoc.
                                                                                     $3,000         Ridge Pointe Property Owners
                                                                                                    Assoc.
                                                                                     $3,000         Royal Dunes Beach Villas at
                                                                                                    Port Royal Resort Owners' Assoc.
                                                                                     $5,000         Scottsdale Villa Mirage Resort
                                                                                                    Owners' Assoc.
                                                                                     $3,000         Sedona Springs Resort Owners'
                                                                                                    Assoc.
                                                                                     $3,000         Sedona Summit Resort Owners'
                                                                                                    Assoc.
                                                                                     $2,000         The Savoy on South Beach Condo
                                                                                                    Assoc., Inc.
                                                                                     $2,000         Town Village Resort Condo
                                                                                                    Assoc., Inc.
                                                                                     $5,000         Scottsdale Villa Mirage Resort
                                                                                                    Condo Assoc. Inc.
                                                                                     $5,000         Vacation Timeshare Owners Assoc.
                                                                                     $2,000         Villas de Santa Fe Condo Assoc.
                                                                                     $2,000         Villas at Poco Diablo Assoc.
                                                                                     $2,000         Villas on the Lake Owners Assoc.
Corporate               Genesis              1/27/01-    $10,000,000                 $100,000       Marsh Broker
Directors &             Insurance            1/27/01                                                Aggregate limits of $25 million
Officers                #YB001931                                                                   through end of current policy
                                                                                                    period
Corporate Directors &   Genesis Insurance    1/27/01-    $10,000,000 x 15 million    $50,000        Marsh Broker
Officers                Co. #YXB001937       1/27/02
Corporate Directors &   Twin City Fire       1/27/01-    $5,000,000 x 10 million     $35,000        Marsh Broker
Officers                Insurance Co.        1/27/02
                        (Hartford) #NDA
                        0131223-00
Corporate Directors &   Genesis Insurance    1/27/01-    $5,000,000 Primary          $647,500
Officers                Co. #YXB002299       1/27/02
Corporate Directors &   Gulf Insurance       1/27/01-    $5,000,000 X $5,000,000     $323,750
Officers                Company #GA0723854   1/27/02
Corporate Directors &   Twin City Fire       1/27/01-    $5,000,000 X $10,000,000    $242,813
Officers                Insurance Co.        1/27/02
                        (Hartford) #NDA
                        0131223-01
Corporate Directors &   Greenwich            1/27/01-    $5,000,000 X $15,000,000    $160,000
Officers                Insurance Co. (XL    1/27/02
                        - Capitol)
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000-2001                          Attachment B
------------------------------------------

Type of              Company &          Policy
-------              ---------          ------
Coverage             Policy Number      Period    Limits/Deductible                     Premium     Comments
--------             -------------      ------    -----------------                     -------     --------
Corporate                               1/27/01-  $5,000,000 X $20,000,000              $150,000
Directors &                             1/27/02
Officers             Philadelphia       6/1/00-   $5,000,000                            $75,000     Marsh Broker
Professional         Indemnity          6/1/01    $10,000 deductible                                E&O coverage for mortgage
Liability E&O        Binder #234514                                                                 banking, resort management and
                                                                                                    independent brokers by
                                                                                                    endorsement
Workers              Greenwich          6/15/00-  $1,000,000 limit per accident;        $1,374,488  McGriff Broker
Compensation         Insurance          6/15/01   $1,000,000 Disease policy limit;      $3,257      Covers all states except
                     WGO00003461                  $1,000,000 Disease - each employee    Taxes/      Hawaii, Nevada, Washington and
                                                                                        Fees        U.S. Virgin Islands
Workers              TIG Insurance      6/15/00-  $1,000,000 limit per accident;        $365,475    Marsh Honolulu broker
Compensation                            6/15/01   $1,000,000 Disease policy limit;                  Coverage Hawaii locations -
                                                  $1,000,000 Disease - each employee                Marc, Embassy Poipu, Kaanapali
                                                                                                    and Sunterra Pacific resorts
EPL                  Lexington          4/8/00-   $15,000,000 each insured event limit  $256,110    Marsh
                     #107-9818          4/8/01    $15,000,000 total aggregate policy    (does not   EPL coverage extends to
                                                  period limit                          include E&S independent contractors and
                                                  $50,000 deductible                    or other    claims against Sunterra for
                                                                                        applicable  acts of independent contractors
                                                                                        taxes)
Hawaii GL            TIG Insurance      3/1/00-   $1,000,000 each occurrence            $126,555    Marsh Honolulu broker
Policy               Co.                3/1/01    $50,000 fire damage                               Insures Marc Resorts and
                     #T631404954                  $5,000 medical expenses
                                                  $1,000,000 personal                               Sunterra Pacific resort
                                                  injury $2,000,000
                                                                                                    locations in Hawaii
                                                  general aggregate
                                                  $2,000,000
                                                  products/completed
                                                  operations aggregate
                                                  $1,000 deductible
General Liability    TIG Insurance      3/1/00-   $2,000,000 aggregate                  $8,663      McGriff Broker
Ridge Spa and        Co.                3/1/01    $1,000,000 occurrence                             Separate policy for spa and
Racquet Club         #T7003750051203              $300,000 fire damage                              health club
                                                  $5,000 medical expense
Marina Operators     CIGNA Insurance    3/1/00-   $2,000,000 protection and indemnity   $18,121     McGriff Broker
Liability            Company            3/1/01    $1,000,000 rental liability                       Plantation at Fall Creek,
                     Y05722652                    $100,000 per vessel Bailees                       Villas on the Lake, Powhatan
                                                  $1,000,000 per occurrence Bailees                 Plantation Campground and Marina
                                                  $1,000 deductible
Comprehensive 3D     National Union     2/28/00-  $200,000 single loss                  $2,500      Marsh Broker
Policy (#10/81) for  Fire Insurance     2/28/01   $2,500 deductible single loss                     Employee dishonesty coverage
Island Colony        Co. #860-60-05
Comprehensive 3D     National Union     2/18/00-  $200,000 single loss                  $2,500      Marsh Broker
Policy (#10/81) for  Fire Insurance     2/18/01   $2,500 deductible single loss                     Employee dishonesty coverage
Poipu Point          Co. #008-606-508
Blanket Crime        National Union     9/1/00-   $3,000,000                            $30,012     Marsh Broker
Policy               Fire Insurance     8/31/01   $25,000 deductible                                Covers all Sunterra Corp.
                     Co. of Pittsburgh,                                                             locations and managed locations
                     PA,
                     #473-30-27
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2000-2001                         Attachment B
------------------------------------------

Type of                 Company &            Policy
-------                 ---------            ------
Coverage                Policy Number        Period      Limits/Deductible                       Premium        Comments
--------                -------------        ------      -----------------                       -------        --------
St. Maarten Property    Allianz Royal        7/12/00-    $43,603,000 loss limit                  $1,202,784     McGriff Atlanta
Insurance               Nederland            7/12/01     $10,000 deductible per occurrence
                                                         2% TIV deductible for flood and wind
Boiler & Machinery      Travelers            7/12/00-    $30,000,000                             $11,399        McGriff Atlanta
St. Maarten             Insurance Company    7/12/01
                        BMG532X4032
Foreign Liability       Zurich               7/12/00-    $1,000,000 aggregate                    $11,000        McGriff Atlanta
Contingent Automobile                        7/12/01     $500,000 each occurrence
Liability,                                               $1,000,000 fire legal
Garagekeepers,                                           $1,000,000 liquor liability
Innkeepers
St. Maarten
Blanket Auto and        TIG Insurance Co.    3/1/00-     $1,000,000 Bodily injury per            $94,050        Marsh Honolulu
Garagekeepers Policy    #31403609            3/1/01      accident
                                                         $1,000,000 property
                                                         damage per incident
                                                         $1,200,000 garage
                                                         keepers annual
                                                         aggregate $500/$500
                                                         collision/ comp/ garage
                                                         deductible
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of February 28, 2001

Property Name                 Acct. Title                  Bank Name                      Bank Account #         ABA#
-----------------------------------------------------------------------------------------------------------------------
Coral Sands                                                Bank of America                003064479205        111000012
Cypress Pointe                                             Bank of America                003064463813        111000012
Cypress Pointe                Cypress Pointe Master Acct   First Union National Bank     2090002394159        063000021
Cypress Pointe                Cypress Pointe IH Sales &    First Union National Bank     2020000577485        063000021
                              Mktg
Cypress Pointe                                             none                               none              none
Cypress Pointe                Cypress Pointe Resort In     First Union National Bank     2020000576169        063000021
                              House Sales and
Cypress Pointe                CPR Petty Cash Spiff Acct    First Union National Bank     2090000321205        063000021
EVR Grand Beach               Schreeder Wheeler & Flint    First Union National Bank     2090001812807        063000021
                              Acting Escrow Agent
EVR Grand Beach                                            Bank of America                003064413944        111000012
EVR Grand Beach
EVR Grand Beach               Resort Marketing Payroll     First Union National Bank     2090001461274        063000021
EVR Grand Beach               Resort Marketing Petty       First Union National Bank     2090000740365        063000021
                              Cash
EVR Lake Tahoe                RMI, Inc Brokers Trust       Wells Fargo Bank                0314901042         121000248
                              Account
EVR Lake Tahoe                                             none                               none              none
EVR Lake Tahoe                                             none                               none              none
EVR Lake Tahoe                Lake Tahoe Resort            Wells Fargo Bank                0059011684         121000248
                              Partners, LLC
EVR Lake Tahoe                RMI, Inc. Lake Tahoe         Wells Fargo Bank                0901069161         121000248
                              Payroll Acct
EVR Lake Tahoe                Resort Marketing             Wells Fargo Bank                0901069187         121000248
                              International
EVR Lake Tahoe                                             none                               none              none
First American Tour & Travel                               Ozark Mountain Bank             000086174
First American Tour & Travel  Resort Marketing             First Union National Bank     2090002394968        063000021
                              International
First American Tour & Travel                               none                               none              none
Flamingo Beach                                             none                               none              none
Flamingo Beach                                             none                               none              none
Flamingo Beach                Merchant                     Windward Island Bank             20018209             N/A
Flamingo Beach                                             First Union National Bank     2090001067487        063000021
Flamingo Beach                Operating                    Windward Island Bank             20018100             N/A
Flamingo Beach                French Franc's               Banque Francaise Commerciale    602148390             N/A
Flamingo Beach                French Usds                  Banque Francaise Commerciale   60639999088            N/A
Flamingo Beach                RMI Flamingo CVOA            First Union National Bank     2090001067623        063000021
Flamingo Beach                AKGI Flamingo CVOA           First Union National Bank     2090001067856        063000021
Flamingo Beach                Payroll Usd                  Windward Island Bank             20018002             N/A
Flamingo Beach                Payroll Naf                  Windward Island Bank             20145702             N/A
Ft. Lauderdale Beach                                       none                               none              none
Ft. Lauderdale Beach                                       First Union National Bank     2000001995594        063107513
Ft. Lauderdale Beach          RMI,DBA Sunterra Resorts,    First Union National Bank     2020000577142        063107513
                              Beach Encore Escrow
Ft. Lauderdale Beach                                       none                               none              none
Gatlinburg (Bent Creek)       SWF-Escrow                   Bank First                       04806220          064204198
Gatlinburg (Bent Creek)       Sunterra Resorts, Inc.       Mountain National Bank          104004783          064208437

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of February 28, 2001

Property Name                 Acct. Title                 Bank Name                        Bank Account #         ABA#
-----------------------------------------------------------------------------------------------------------------------------
Gatlinburg (Town Square)                                  none                                none                none
Gatlinburg (Town Square)      Escrow-SWF                  Bank First                        04806476           064204198
Gatlinburg (Town Square)      Money Market                First Union National Bank       2976374109798
Gatlinburg (Town Square)      Master                      Union Planters                   3550006721
Gatlinburg (Town Square)      MMG Development Corp.       Amsouth Bank                     3720224672
                              c/o Signature Resorts Inc.
Gatlinburg (Town Square)                                  none                                none                none
Gatlinburg (Town Square)                                  none                                none                none
Gatlinburg (Town Square)      Berkely Four Seasons        SunTrust                           5654300
                              Vacations
Gatlinburg (Town Village)     Escrow-SWF                  Bank First                        04807618           064204198
Harbour Lights                                            none                                none                none
Harbour Lights                                            none                                none                none
Harbour Lights                                            none                                none                none
National Programs                                         none                                none                none
Northern VA Sales Ctr                                     First Union National Bank       2050000284285        063000021
Northern VA Sales Ctr                                     Bank of America                 004112989329
Northern VA Sales Ctr                                     First Union National Bank       2050000283493        063000021
Ownershares                                               none                                none                none
Palm Springs
Palm Springs                                              none                                none                none
Plantation at Fall Creek                                  none                                none                none
Plantation at Fall Creek                                  none                                none                none
Plantation at Fall Creek                                  Bank of America                 002863355107
Polynesian Isles                                          First Union National Bank       2000001995578
RMI Carlsbad                  Encore Account              Wells Fargo Bank                 0435245261          121000248
RMI Carlsbad                                              none                                none                none
RMI Myrtle Beach                                          Bank of America                  3751477277          111000012
RMI Myrtle Beach                                          none                                none                none
RMI Myrtle Beach              RMI Myrtle Beach Payroll    Bank of America                  3751477264          111000012
RMI National                  Resort Marketing Int's      First Union National Bank       2090001067814        063000021
                              Offsite Operating
RMI National                  RMI Offsite PR#2            First Union National Bank       2000006246358        063000021
RMI Orlando                                               none                                none                none
RMI Orlando                   Premier Vacations Inc       Amsouth Bank                     3720096828           63104668
RMI Orlando                                               none                                none                none
RMI Orlando                   RMI Cypress Payroll Acct    First Union National Bank       2090001686567        063000021
Royal Palm                                                none                                none                none
Royal Palm                                                First Union National Bank       2090001067490        063000021
Royal Palm                    French Franc's              Banque Francaise Commerciale     60214829097            N/A
Royal Palm                                                none                                none                none
Royal Palm                    Merchant                    Windward Island Bank              20017310              N/A
Royal Palm                    AKGI Royal Palm CVOA        First Union National Bank       2090001067869        063000021
Royal Palm                    Operating                   Windward Island Bank              20017201              N/A
Royal Palm                    Payroll Naf                 Windward Island Bank              20145604              N/A
Royal Palm                    Payroll Usd                 Windward Island Bank              20017103              N/A
Royal Palm                                                                                  606399890
Royal Palm                    RMI Royal Palm CVOA         First Union National Bank       2090001461766        063000021
San Luis Bay                                              none                                none                none
San Luis Bay                  Rental                      Wells Fargo Bank                 0901069831
Savoy                                                     First Union National Bank       2020000608477        063000021
Savoy                         Savoy Payroll Account       First Union National Bank       2090002394654        063000021

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of February 28, 2001

Property Name                 Acct. Title                     Bank Name                    Bank Account #         ABA#
--------------------------------------------------------------------------------------------------------------------------
Scottsdale Villa Mirage       All Seasons Realty Inc          Bank One Arizona                1316-4987         122100024
                              Voucher
Scottsdale Villa Mirage                                       Bank of America                 252962179
Scottsdale Villa Mirage       All Seasons Realty Inc          Bank One Arizona                2323-6529         122100024
                              SVM Function & Activities
Scottsdale Villa Mirage                                       none                              none              none
Scottsdale Villa Mirage       Resort Marketing Int'l          Bank One Arizona                2017-4235         122100024
Scottsdale Villa Mirage       Resort Marketing Int'l          Bank One Arizona                2017-4307         122100024
Scottsdale Villa Mirage       All Seasons Resorts Inc.        Bank One Arizona                1421-9011         122100024
                              Scottsdale Spiff Account
Sedona Properties             RMI Comm                        Bank One Arizona                2363-9077         122100024
Sedona Properties                                             Bank of America              various accts.
Sedona Properties             All Seasons                     Bank One Arizona                0768-8821         122100024
Sedona Properties             All Seasons Realty-Activities   Bank One Arizona                0768-9453         122100024
                              Clearing Acct
Sedona Properties             RMI Payroll                     Bank One Arizona                2751-0916         122100024
Sedona Properties             All Seasons Resorts Inc-Fees    Bank One Arizona                0768-8645         122100024
                              Acct
Sedona Properties             Ridge at Sedona Golf Resort     Bank One Arizona                2750-9886         122100024
Sedona Properties             All Seasons Realty Inc-         Bank One Arizona                1005-8089         122100024
                              Functions Acct
Sedona Properties             Ridge at Sedona Golf Resort     Bank One Arizona                2750-9907         122100024
Sedona Properties             All Seasons                     Bank One Arizona                2248-4624         122100024
St. Croix - Carambola         Capital Reserve                 The Bank of Nova Scotia          962-10           101606216
St. Croix - Carambola         Hotel Merchant                  The Bank of Nova Scotia          856-18           101606216
St. Croix - Carambola                                         none                              none              none
St. Croix - Carambola         Development Operating           The Bank of Nova Scotia          818-17           101606216
St. Croix - Carambola                                         none                              none              none
St. Croix - Carambola                                         Chase Manhattan Bank         726-10-999-8585
St. Croix - Carambola         Hotel Operating                 The Bank of Nova Scotia          965-12           101606216
St. Croix - Carambola                                         none                              none              none
St. Croix - Carambola         RMI Carambola Property Payroll  The Bank of Nova Scotia          861-18           101606216
St. Maarten, NV                                               Windward Island Bank            20016901             N/A
Sunterra Corporation          Signature Resorts Inc           Bank of America                3751238429         111000012
Sunterra Corporation          Sunterra Corporation,           First Union National Bank     2000008319869       063000021
                              Credit Card
Sunterra Corporation          Signature Resorts Inc           First Union National Bank     2090002393011       063000021
Sunterra Corporation          Signature Resorts Inc           Fidelity Investments         0059-0080390248      021000018
Sunterra Corporation          Sunterra Corporation            Salomon Smith Barney        224-90675-1-9-315     021000021
Sunterra Corporation          Signature Resorts Operating     First Union National Bank     2090002393037       063000021
Sunterra Corporation          Sunterra Corporation-Operating  First Union National Bank     2000008319856       063000021

Sunterra Corporation          Sunterra Corporation-Payroll    First Union National Bank     2000008319953       063000021
Sunterra Corporation                                          Bank of America                1420069295
Sunterra Corporation                                          none                              none              none
Sunterra Corporation                                          none                              none              none
Sunterra Finance                                              LaSalle National Bank         69-7934-70-5
Sunterra Finance                                              Bank One Arizona                0311-2294         122100024
Sunterra Finance                                              Bank One Arizona                2313-5354

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of February 28, 2001

Property Name                 Acct. Title                   Bank Name                    Bank Account #        ABA#
----------------------------------------------------------------------------------------------------------------------------
Sunterra Finance                                            Old Kent Bank                 7508759557
Sunterra Finance                                            Bank One Arizona              0174-7034          122100024
Sunterra Finance                                            Bank One Arizona
Sunterra Finance                                            none                             none              none
Sunterra Finance                                            LaSalle National Bank        69-7934-71-3
Sunterra Finance              Sunterra Financial            Bank of America              000880008065
                              Services, Inc.
Tahoe Beach & Ski             Resort Marketing Int          Bank of America               0495910223         121000358
Tahoe Roundhill                                             none                             none              none
Tahoe Roundhill                                             none                             none              none
Tahoe Roundhill                                             none                             none              none
Tahoe Roundhill                                             none                             none              none
Tahoe Roundhill               Resort Connections            Wells Fargo Bank              4159566660         121000248
Tahoe Roundhill               RMI Marketing                 Wells Fargo Bank              0372117242         122101191
Tahoe Roundhill                                             none                             none              none
Village at Steamboat                                        none                             none              none
Village at Steamboat                                        none                             none              none
Villas de Santa Fe                                          none                             none              none
Villas de Santa Fe            Signature Resorts Inc RMI     WellsaFargo Bank              0644525651         107002192
Villas de Santa Fe                                          none                             none              none
Villas on the Lake                                          Bank of America              004771161038
Villas on the Lake                                          none                             none              none
Virginia - Greensprings                                     Bank of America              004130354431
Virginia - Powhatan                                         Bank of America              004112989170
Virginia - RMI                Petty Cash                    Wachovia Bank                 7901037196         051000253
Virginia - RMI                RMI Payroll Account           Wachovia Bank                 7901037153         051000253
Virginia - RMI                RMI Virginia Operating        Wachovia Bank                 7901037145         051000253
                              Account

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001

                                                                           Total
                                                                    Consolidated
Legal entity                                                            Sunterra
Bankruptcy filing number                                             Corporation
                                                                     -----------
Assets:
-------
Cash and cash equivalents                                          $ 12,570,536
Cash in escrow and restricted cash                                   69,744,595
Mortgages receivable, net                                           210,799,522
Retained interests                                                   28,465,049
Intercompany receivable                                             105,064,704
Due from related parties                                              7,859,084
Other receivables, net                                               42,898,300
Prepaid expenses and other assets                                    11,280,066
Investment in joint ventures                                          1,502,419
Real estate and development costs                                   256,326,046
Property and equipment, net                                          73,176,788
Intangible assets, net                                               34,851,230
                                                                   ------------

                                                                   $854,538,339
                                                                   ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                               85,757,694
Notes payable subject to compromise                                 682,974,439
Accounts payable not subject to compromise                           11,704,869
Accrued liabilities                                                  23,324,798
Notes payable not subject to compromise                              44,935,311
Deferred income taxes                                                 6,075,298
                                                                   ------------
                                                                    854,772,409

Stockholders' equity                                                   (234,070)
                                                                   ------------

Total liabilities and equity                                       $854,538,339
                                                                   ============


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001

                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                    -----------
Revenues:
--------
Vacation interests sales                                            $ 3,207,960
Interest income                                                       2,614,239
Other income (loss)                                                    (737,956)
                                                                    -----------
     Total revenues                                                   5,084,243
                                                                    -----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                        704,271
Advertising, sales and marketing                                      2,577,485
Provision for doubtful accounts                                         183,309
Loan portfolio expenses                                                 782,159
General and administrative                                            1,759,321
Depreciation and amortization                                         1,464,157
                                                                    -----------
Total costs and operating expenses                                    7,470,702
                                                                    -----------

Income (loss) from operations                                        (2,386,459)

Interest expense                                                      1,985,008
Other nonoperating expenses                                                   -
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                       74,219
     Interest (Income)                                                  (97,211)
     Professional Services                                            2,974,442
                                                                   ------------

Income (loss) before provision for taxes                             (7,322,917)

Provision for income taxes                                                    -
                                                                   ------------
Net income (loss)                                                  $ (7,322,917)
                                                                   ============


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001

                                                                     Total
                                                              Consolidated
                                                                  Sunterra
                                                               Corporation
                                                               -----------
Beginning Cash Balance                                       $ 13,054,027 (a)

Interest Income on full DIP draw                                   79,346

Deposit/Collection:
------------------
Encore                                                            413,983
Rental Income                                                     174,632
Sports Package                                                      8,100
Tour Sales                                                          7,123
Closing Costs                                                      41,447
Operating Refunds                                                 144,753
Conversions                                                        47,038
Escrow Funds                                                    2,704,282
Sunterra's Collections on Mortgages Receivable                  3,258,608
Employee Payroll Deduction Reimbursement                           80,722
HOA WC/GL Insurance Reimbursement                                  23,247
Non-Debtor Insurance Reimbursement                                  7,490
Non-Debtor Reimbursements                                         165,123
                                                             ------------

    Subtotal-Deposit/Collection Inflows                         7,155,892

Resort Operating & Payroll Balances (added back)                2,072,228

Other:
-----
Asset Sales                                                         5,000
Other                                                             306,450
                                                             ------------

Total Cash Inflows                                              9,539,570


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001

                                                                           Total
                                                                    Consolidated
                                                                        Sunterra
                                                                     Corporation
                                                                     -----------
Outflows:
--------
Operating-Corporate                                                     964,939
Operating-Sunterra Finance                                              388,126
Operating-Premier                                                        10,110
Operating-FATT                                                              257
Operating-Myrtle Beach                                                      300
Operating-Resorts                                                       814,401
Payroll-Corporate                                                       668,336
Payroll-Sunterra Finance                                                317,600
Payroll-Premier                                                          39,158
Payroll-Resorts(S&W)                                                    894,058
Commissions-Post                                                        422,779
HOA Subsidies & Maintenance Fees                                      1,340,683
Health Claims                                                           345,272
Insurance - Coverage Premiums                                         1,113,503
Insurance - Performance Bonds                                            50,000
Professional Fees                                                     2,073,232
DIP Financing Fees                                                       15,108
                                                                    -----------

Total Cash Outflows                                                   9,457,864

Interest:
--------
Interest Expense on D.I.P.                                              502,816

Other:
-----
                                                                              -
                                                                    -----------
Total Cash Outflows                                                   9,960,680
                                                                    -----------

Ending Cash Balance                                                  12,632,918
Non Cash Adjustments                                                    (62,382)
                                                                    -----------
Balance per Cash Flow                                               $12,570,536
                                                                    ===========


United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001


                                                                           Total
                                                                    Consolidated
                                                                        Sunterra
                                                                     Corporation
                                                                     -----------
Reconciliation:
--------------


Bank Balances:
-------------
First Union                                                           2,488,357
Salomon Smith Barney                                                 10,247,970
Resort Cash Accounts                                                    871,653
                                                                   ------------
Total Bank Balances                                                  13,607,980

Less Outstanding Checks                                              (1,037,445)
                                                                   ------------
Total Cash per Balance Sheet                                       $ 12,570,536
                                                                   ============

Difference                                                                    -


Notes to Debtor's Cash Flow:
---------------------------
a) Beginning cash balance includes Corporate Cash only





The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001



                                                                Sunterra
Legal entity                                                 Corporation
Bankruptcy filing number                                    00-5-6931-JS
                                                            ------------
Assets:
------
Cash and cash equivalents                                   $ 10,588,095
Cash in escrow and restricted cash                            30,238,790
Mortgages receivable, net                                         (3,250)
Retained interests                                                     -
Intercompany receivable                                      361,907,653
Due from related parties                                       2,915,728
Other receivables, net                                        16,532,100
Prepaid expenses and other assets                              7,776,618
Investment in joint ventures                                   1,502,420
Real estate and development costs                             88,056,995
Property and equipment, net                                   56,190,090
Intangible assets, net                                        25,845,539
                                                          --------------

                                                            $601,550,778
                                                          ==============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                        55,870,964
Notes payable subject to compromise                          585,458,029
Accounts payable not subject to compromise                     6,608,350
Accrued liabilities                                           14,618,348
Notes payable not subject to compromise                       44,935,311
Deferred income taxes                                          6,056,378
                                                          --------------
                                                             713,547,380

Stockholders' equity                                        (111,996,602)
                                                          --------------

Total liabilities and equity                               $ 601,550,778
                                                          ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001


                                                                Sunterra
Legal entity                                                 Corporation
Bankruptcy filing number                                    00-5-6931-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                    $     61,765
Interest income                                                        -
Other income (loss)                                             (455,967)
                                                            ------------
     Total revenues                                             (394,202)
                                                            ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                  10,955
Advertising, sales and marketing                                 195,478
Provision for doubtful accounts                                      700
Loan portfolio expenses                                            1,327
General and administrative                                     1,776,693
Depreciation and amortization                                  1,288,772
                                                            ------------
Total costs and operating expenses                             3,273,925
                                                            ------------

Income (loss) from operations                                 (3,668,127)

Interest expense                                               1,218,203
Other nonoperating expenses                                            -
Realized (gain) on available-for-sale securities                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                74,219
     Interest (Income)                                           (97,211)
     Professional Services                                     2,974,442
                                                            ------------

Income (loss) before provision for taxes                      (7,837,780)

Provision for income taxes                                             -
                                                            ------------
Net income (loss)                                           $ (7,837,780)
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001

                                                                Sunterra
Legal entity                                                 Corporation
Bankruptcy filing number                                    00-5-6931-JS
                                                            ------------
Inflows:
--------
Interest Income on D.I.P.                                    $    79,346

Deposit/Collection
------------------
Encore                                                            40,940
Rental Income                                                    166,315
Tour Sales                                                        (2,402)
Closing Costs                                                     41,447
Operating Refunds                                                 27,643
Escrow Funds                                                     154,866
Sunterra's Collections on Mortgages Receivable                 3,258,608
Employee Payroll Deduction Reimbursement                          41,215
HOA WC/GL Insurance Reimbursement                                 23,247
Non-Debtor Insurance Reimbursement                                 7,490
Non-Debtor Reimbursements                                        122,875
                                                             -----------
    Subtotal-Deposit/Collection Inflows                        3,961,590

Other
-----
Asset Sales                                                            -
Other                                                            456,450
                                                             -----------
    Total Cash Inflows                                         4,418,040

Outflows:
---------
Operating-Corporate                                              964,939
Operating-FATT                                                       257
Operating-Resorts                                                173,237
Payroll-Corporate                                                668,336
Payroll-Resorts(S&W)                                              54,003
Commissions-Post                                                  28,780
HOA Subsidies & Maintenance Fees                               1,290,756
Health Claims                                                    345,272
Insurance - Coverage Premiums                                  1,111,960
Insurance - Performance Bonds                                     50,000
Professional Fees                                              2,073,232
DIP Financing Fees                                                15,108
                                                             -----------
    Total Cash Outflows                                        6,775,880

Capital Expenditures & Maintenance
----------------------------------
Hurricane Repairs                                                      -

Interest
--------
Interest Expense on D.I.P.                                       502,816

Other
-----
Other                                                            150,000
                                                             -----------
    Total Cash Outflows                                      $ 7,428,696
                                                             -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001


                                                                 AKGI St.
Legal entity                                                  Maarten, NV
Bankruptcy filing number                                     00-5-6933-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                    $    232,975
Cash in escrow and restricted cash                                646,396
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (5,000,038)
Due from related parties                                        3,505,288
Other receivables, net                                          3,048,656
Prepaid expenses and other assets                                 636,151
Investment in joint ventures                                            -
Real estate and development costs                              17,697,470
Property and equipment, net                                       237,145
Intangible assets, net                                                  -
                                                             ------------

                                                             $ 21,004,043
                                                             ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                          2,600,901
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                        287,895
Accrued liabilities                                             2,746,568
Notes payable not subject to compromise                                 -
Deferred income taxes                                              18,920
                                                             ------------
                                                                5,654,284

Stockholders' equity                                           15,349,759
                                                             ------------

Total liabilities and equity                                 $ 21,004,043
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001


                                                                 AKGI St.
Legal entity                                                  Maarten, NV
Bankruptcy filing number                                     00-5-6933-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                       $  456,939
Interest income                                                         -
Other income (loss)                                               (91,801)
                                                               ----------
     Total revenues                                               365,138
                                                               ----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                   57,989
Advertising, sales and marketing                                  471,033
Provision for doubtful accounts                                         -
Loan portfolio expenses                                             8,750
General and administrative                                        (74,390)
Depreciation and amortization                                      14,623
                                                               ----------
Total costs and operating expenses                                478,005
                                                               ----------

Income (loss) from operations                                    (112,867)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                               ----------

Income (loss) before provision for taxes                         (112,867)

Provision for income taxes                                              -
                                                               ----------
Net income (loss)                                              $ (112,867)
                                                               ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001


                                                                 AKGI St.
Legal entity                                                  Maarten, NV
Bankruptcy filing number                                     00-5-6933-JS
                                                             ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                           $  2,029
Timeshare Sales                                                         -
                                                                 --------

    Subtotal-Deposit/Collection Inflows                             2,029

Other
-----
Other                                                                   -
                                                                 --------

    Total Cash Inflows                                              2,029

Outflows:
---------
Operating-Resorts                                                       -
                                                                 --------

    Total Cash Outflows                                          $      -
                                                                 --------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                   $              -
Cash in escrow and restricted cash                                         -
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                                    -
Due from related parties                                                   -
Other receivables, net                                                     -
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                                -
Intangible assets, net                                                     -
                                                            ----------------

                                                            $              -
                                                            ================

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                     -
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                                 -
Accrued liabilities                                                        -
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                            ----------------
                                                                           -

Stockholders' equity                                                       -
                                                            ----------------

Total liabilities and equity                                $              -
                                                            ================

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                    $              -
Interest income                                                            -
Other income (loss)                                                        -
                                                            ----------------
     Total revenues                                                        -
                                                            ----------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                                 -
Depreciation and amortization                                              -
                                                            ----------------
Total costs and operating expenses                                         -
                                                            ----------------

Income (loss) from operations                                              -

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                            ----------------

Income (loss) before provision for taxes                                   -

Provision for income taxes                                                 -
                                                            ----------------
Net income (loss)                                           $              -
                                                            ================

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001

                                                               All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (AZ)
Bankruptcy filing number                                      00-5-6936-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $   148,973
Cash in escrow and restricted cash                              3,616,710
Mortgages receivable, net                                       1,392,773
Retained interests                                                      -
Intercompany receivable                                        37,307,217
Due from related parties                                           17,079
Other receivables, net                                          6,409,943
Prepaid expenses and other assets                               1,050,479
Investment in joint ventures                                            -
Real estate and development costs                              26,681,574
Property and equipment, net                                     1,890,429
Intangible assets, net                                                  -
                                                              -----------

                                                              $78,515,177
                                                              ===========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                          3,341,382
Notes payable subject to compromise                             1,376,276
Accounts payable not subject to compromise                      1,585,597
Accrued liabilities                                             1,144,574
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                              -----------
                                                                7,447,829

Stockholders' equity                                           71,067,348
                                                              -----------

Total liabilities and equity                                  $78,515,177
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                       $2,443,842
Interest income                                                    27,668
Other income (loss)                                                42,305
                                                               ----------
     Total revenues                                             2,513,815
                                                               ----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                  592,302
Advertising, sales and marketing                                1,316,019
Provision for doubtful accounts                                         -
Loan portfolio expenses                                             6,392
General and administrative                                        171,859
Depreciation and amortization                                      28,951
                                                               ----------
Total costs and operating expenses                              2,115,523
                                                               ----------

Income (loss) from operations                                     398,292

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                               ----------

Income (loss) before provision for taxes                          398,292

Provision for income taxes                                              -
                                                               ----------
Net income (loss)                                              $  398,292
                                                               ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001

                                                                  All Seasons
                                                                     Resorts,
Legal entity                                                        Inc. (AZ)
Bankruptcy filing number                                         00-5-6936-JS
                                                                 ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                             $    9,790
Tour Sales                                                                848
Operating Refunds                                                      68,560
Escrow Funds                                                        1,644,004
                                                                   ----------

    Subtotal-Deposit/Collection Inflows                             1,723,203

Other
-----
Asset Sales                                                                 -
                                                                   ----------

  Total Cash Inflows                                                1,723,203
                                                                   ----------

Outflows:
---------
Operating-Resorts                                                     614,365
Payroll-Resorts(S&W)                                                  423,853
Commissions-Post                                                      309,359
HOA Subsidies & Maintenance Fees                                       48,902
Insurance - Coverage Premiums                                               -
                                                                    ---------

  Total Cash Outflows                                              $1,396,479
                                                                   ----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001

                                                                  All Seasons
                                                                     Resorts,
Legal entity                                                        Inc. (TX)
Bankruptcy filing number                                         00-5-6937-JS
                                                                 ------------
Assets:
-------
Cash and cash equivalents                                         $         -
Cash in escrow and restricted cash                                     52,380
Mortgages receivable, net                                                   -
Retained interests                                                          -
Intercompany receivable                                            (7,101,661)
Due from related parties                                              197,415
Other receivables, net                                                951,180
Prepaid expenses and other assets                                           -
Investment in joint ventures                                                -
Real estate and development costs                                   3,776,522
Property and equipment, net                                            52,190
Intangible assets, net                                                      -
                                                                  -----------

                                                                  $(2,071,974)
                                                                  ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                177,513
Notes payable subject to compromise                                         -
Accounts payable not subject to compromise                                 50
Accrued liabilities                                                   (50,317)
Notes payable not subject to compromise                                     -
Deferred income taxes                                                       -
                                                                  -----------
                                                                      127,246

Stockholders' equity                                               (2,199,220)
                                                                  -----------

Total liabilities and equity                                      $(2,071,974)
                                                                  ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001

                                                               All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                     00-5-6937-JS
                                                             ------------
Revenues:
---------
Vacation interests sales                                       $        -
Interest income                                                         -
Other income (loss)                                               (15,800)
                                                               ----------
     Total revenues                                               (15,800)
                                                               ----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                    2,018
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                         (2,982)
Depreciation and amortization                                           -
                                                               ----------
Total costs and operating expenses                                   (964)
                                                               ----------

Income (loss) from operations                                     (14,836)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                               ----------

Income (loss) before provision for taxes                          (14,836)

Provision for income taxes                                              -
                                                               ----------
Net income (loss)                                              $  (14,836)
                                                               ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001

                                                               All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                      00-5-6937-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                          $      240
Operating Refunds                                                      (15)
Escrow Funds                                                        11,292
                                                                ----------

    Subtotal-Deposit/Collection Inflows                             11,518

Other
-----
Asset Sales                                                              -
                                                                ----------

    Total Cash Inflows                                              11,518
                                                                ----------

Outflows:
---------
Operating-Resorts                                                      682
                                                                ----------

    Total Cash Outflows                                         $      682
                                                                ----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001

                                                                     Grand
                                                                     Beach
Legal entity                                                    Resort, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $      5,988
Cash in escrow and restricted cash                               1,617,266
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (15,154,322)
Due from related parties                                           904,157
Other receivables, net                                           5,411,875
Prepaid expenses and other assets                                   29,059
Investment in joint ventures                                             -
Real estate and development costs                               20,863,771
Property and equipment, net                                        509,289
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 14,187,083
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           2,038,214
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         199,572
Accrued liabilities                                              1,769,160
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 4,006,946

Stockholders' equity                                            10,180,137
                                                              ------------

Total liabilities and equity                                  $ 14,187,083
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001

                                                                     Grand
                                                                     Beach
Legal entity                                                    Resort, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                        $   58,605
Interest income                                                          -
Other income (loss)                                                (37,689)
                                                                ----------
     Total revenues                                                 20,916
                                                                ----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                     9,452
Advertising, sales and marketing                                    87,510
Provision for doubtful accounts                                          -
Loan portfolio expenses                                              2,719
General and administrative                                          33,922
Depreciation and amortization                                       18,280
                                                                ----------
Total costs and operating expenses                                 151,883
                                                                ----------

Income (loss) from operations                                     (130,967)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                                ----------

Income (loss) before provision for taxes                          (130,967)

Provision for income taxes                                               -
                                                                ----------
Net income (loss)                                               $ (130,967)
                                                                ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001

                                                                     Grand
                                                                     Beach
Legal entity                                                    Resort, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                        $      5,612
Operating Refunds                                                      343
Escrow Funds                                                       156,858
Employee Payroll Deduction Reimbursement                             1,337
                                                              ------------

    Subtotal-Deposit/Collection Inflows                            164,150

Other
-----
Asset Sales                                                              -
                                                              ------------

    Total Cash Inflows                                             164,150
                                                              ------------

Outflows:
--------
Operating-Resorts                                                  (64,336)
Payroll-Resorts(S&W)                                                23,079
Commissions-Post                                                    15,839
HOA Subsidies & Maintenance Fees                                       601
                                                              ------------
    Total Cash Outflows                                       $    (24,817)
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001


                                                             Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Assets:
------
Cash and cash equivalents                                    $          -
Cash in escrow and restricted cash                                750,460
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        19,140,342
Due from related parties                                          226,205
Other receivables, net                                          1,179,942
Prepaid expenses and other assets                                       -
Investment in joint ventures                                            -
Real estate and development costs                              12,253,286
Property and equipment, net                                     1,757,497
Intangible assets, net                                                  -
                                                             ------------

                                                             $ 35,307,732
                                                             ============
Liabilities and equity:

Accounts payable subject to compromise                          1,082,337
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                         51,931
Accrued liabilities                                                65,960
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                1,200,228

Stockholders' equity                                           34,107,504
                                                             ------------

Total liabilities and equity                                 $ 35,307,732
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001


                                                             Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                     $     97,680
Interest income                                                         -
Other income (loss)                                               (57,078)
                                                             ------------
     Total revenues                                                40,602
                                                             ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                   20,928
Advertising, sales and marketing                                  (13,322)
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                         (8,266)
Depreciation and amortization                                      13,898
                                                             ------------
Total costs and operating expenses                                 13,238
                                                             ------------

Income (loss) from operations                                      27,364

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                           27,364

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $     27,364
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001



                                                             Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                                  -
Due from related parties                                                 -
Other receivables, net                                                   -
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                        -
Property and equipment, net                                              -
Intangible assets, net                                                   -
                                                              ------------

                                                              $          -
                                                              ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                   -
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                               -
Accrued liabilities                                                      -
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                         -

Stockholders' equity                                                     -
                                                              ------------

Total liabilities and equity                                  $          -
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                      -
                                                              ------------
     Total revenues                                                      -
                                                                         -

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                              ------------
Total costs and operating expenses                                       -
                                                              ------------

Income (loss) from operations                                            -

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                                 -

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $          -
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Assets:
------
Cash and cash equivalents                                    $          -
Cash in escrow and restricted cash                                      -
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (3,827,599)
Due from related parties                                                -
Other receivables, net                                            456,268
Prepaid expenses and other assets                                  78,856
Investment in joint ventures                                            -
Real estate and development costs                                 552,740
Property and equipment, net                                        11,111
Intangible assets, net                                                  -
                                                             ------------

                                                             $ (2,728,624)
                                                             ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                             28,378
Notes payable subject to compromise                             1,154,643
Accounts payable not subject to compromise                              -
Accrued liabilities                                                85,200
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                1,268,221

Stockholders' equity                                           (3,996,845)
                                                             ------------

Total liabilities and equity                                 $ (2,728,624)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                     $          -
Interest income                                                         -
Other income (loss)                                                (7,100)
                                                             ------------
     Total revenues                                                (7,100)
                                                             ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                        -
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                              -
Depreciation and amortization                                           -
                                                             ------------
Total costs and operating expenses                                      -
                                                             ------------

Income (loss) from operations                                      (7,100)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                           (7,100)

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $     (7,100)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                       $          -
                                                             ------------

    Subtotal-Deposit/Collection Inflows                                 -

Other
-----
Asset Sales                                                             -
                                                             ------------

    Total Cash Inflows                                                  -
                                                             ------------

Outflows:
--------
Operating-Resorts                                                       -
                                                             ------------
    Total Cash Outflows                                      $          -
                                                             ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001

                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $     23,822
Cash in escrow and restricted cash                               2,223,089
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (29,921,585)
Due from related parties                                                 -
Other receivables, net                                           2,507,066
Prepaid expenses and other assets                                   53,156
Investment in joint ventures                                             -
Real estate and development costs                               46,018,073
Property and equipment, net                                        132,146
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 21,035,767
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           4,230,887
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         657,524
Accrued liabilities                                              1,881,376
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 6,769,787

Stockholders' equity                                            14,265,980
                                                              ------------

Total liabilities and equity                                  $ 21,035,767
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001

                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                 29,467
                                                              ------------
     Total revenues                                                 29,467
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                   142,245
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                 81
General and administrative                                          47,231
Depreciation and amortization                                        6,427
                                                              ------------
Total costs and operating expenses                                 195,984
                                                              ------------

Income (loss) from operations                                     (166,517)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              -------------

Income (loss) before provision for taxes                          (166,517)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $   (166,517)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001

                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $      2,024
Non-Debtor Reimbursements                                           42,248
                                                              ------------

    Subtotal-Deposit/Collection Inflows                             44,272
                                                              ------------

Other
-----
Asset Sales                                                              -
                                                              ------------
    Total Cash Inflows                                              44,272
                                                              ------------

Outflows:
---------
Operating-Resorts                                                   16,426
Payroll-Resorts(S&W)                                                72,500
Commissions-Post                                                    41,372
HOA Subsidies & Maintenance Fees                                       425
                                                              ------------

    Total Cash Outflows                                       $    130,723
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001

                                                                       MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $     36,613
Cash in escrow and restricted cash                               1,927,696
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (24,931,599)
Due from related parties                                            31,542
Other receivables, net                                           1,542,656
Prepaid expenses and other assets                                  454,706
Investment in joint ventures                                             -
Real estate and development costs                               22,011,292
Property and equipment, net                                      5,441,038
Intangible assets, net                                                   -
                                                              ------------

                                                              $  6,513,944
                                                              ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           2,997,011
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         316,878
Accrued liabilities                                               (328,913)
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 2,984,976

Stockholders' equity                                             3,528,968
                                                              ------------

Total liabilities and equity                                  $  6,513,944
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001

                                                                       MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $     20,499
Interest income                                                          -
Other income (loss)                                                (19,614)
                                                              ------------
     Total revenues                                                    885
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                     5,420
Advertising, sales and marketing                                    61,650
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                          12,261
Depreciation and amortization                                       19,249
                                                              ------------
Total costs and operating expenses                                  98,580
                                                              ------------

Income (loss) from operations                                      (97,695)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                           (97,695)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $    (97,695)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001

                                                                       MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $     91,357
Tour Sales                                                             (39)
Operating Refunds                                                   14,209
Conversions                                                         46,480
Escrow Funds                                                        32,481
Employee Payroll Deduction Reimbursement                             1,411
Non-Debtor Collections                                             122,779
                                                              ------------

    Subtotal-Deposit/Collection Inflows                            308,677

Other
-----
Asset Sales                                                              -
                                                              ------------

    Total Cash Inflows                                             308,677
                                                              ------------

Outflows:
---------
Operating-Resorts                                                     (993)
Payroll-Resorts(S&W)                                                44,010
Commissions-Post                                                    16,529
HOA Subsidies & Maintenance Fees                                         -
                                                              ------------

    Total Cash Outflows                                       $     59,545
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001


                                                                Port Royal
Legal entity                                                  Resort, L.P.
Bankruptcy filing number                                      00-5-6957-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                 278,319
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                           (135,025)
Due from related parties                                             3,541
Other receivables, net                                             816,039
Prepaid expenses and other assets                                   78,162
Investment in joint ventures                                             -
Real estate and development costs                                  503,398
Property and equipment, net                                        128,231
Intangible assets, net                                                   -
                                                              ------------

                                                              $  1,672,665
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             484,294
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                          97,290
Accrued liabilities                                                 81,589
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                   663,173

Stockholders' equity                                             1,009,492
                                                              ------------

Total liabilities and equity                                  $  1,672,665
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001


                                                                Port Royal
Legal entity                                                  Resort, L.P.
Bankruptcy filing number                                      00-5-6957-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                 (2,373)
                                                              ------------
     Total revenues                                                 (2,373)
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                      1,922
Loan portfolio expenses                                                  -
General and administrative                                           1,733
Depreciation and amortization                                            -
                                                              ------------
Total costs and operating expenses                                   3,655
                                                              ------------

Income (loss) from operations                                       (6,028)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                            (6,028)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $     (6,028)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001


                                                                Port Royal
Legal entity                                                  Resort, L.P.
Bankruptcy filing number                                      00-5-6957-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $      7,625
Sports Package                                                       8,100
Conversions                                                            558
                                                              ------------

    Subtotal-Deposit/Collection Inflows                             16,283

Other
-----
Asset Sales                                                              -
                                                              ------------

    Total Cash Inflows                                              16,283
                                                              ------------

Outflows:
---------
Operating-Resorts                                                      757
                                                              ------------

    Total Cash Outflows                                       $        757
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001


                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                 500,973
Mortgages receivable, net                                        1,457,650
Retained interests                                                       -
Intercompany receivable                                         15,289,269
Due from related parties                                           280,080
Other receivables, net                                           1,970,002
Prepaid expenses and other assets                                 (425,001)
Investment in joint ventures                                             -
Real estate and development costs                                9,262,688
Property and equipment, net                                         45,967
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 28,381,628
                                                              ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                             812,538
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                          67,898
Accrued liabilities                                                122,983
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 1,003,419

Stockholders' equity                                            27,378,209
                                                              ------------

Total liabilities and equity                                  $ 28,381,628
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001


                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                      $     68,630
Interest income                                                          -
Other income (loss)                                                (54,979)
                                                              ------------
     Total revenues                                                 13,651
                                                              ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                     7,225
Advertising, sales and marketing                                   (29,555)
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                          (7,082)
Depreciation and amortization                                        2,291
                                                              ------------
Total costs and operating expenses                                 (27,121)
                                                              ------------

Income (loss) from operations                                       40,772

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                            40,772

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $     40,772
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001


                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                        $     12,128
Rental Income                                                 $      8,317
Tour Sales                                                          10,250
Operating Refunds                                                   13,333
Escrow Funds                                                       704,780
Employee Payroll Deduction Reimbursement                            13,593
                                                              ------------

  Subtotal-Deposit/Collection Inflows                              762,401

Other
-----
Asset Sales                                                              -
                                                              ------------

  Total Cash Inflows                                               762,401
                                                              ------------

Outflows:
--------
Operating-Resorts                                                   70,684
Payroll-Resorts(S&W)                                               276,613
Commissions-Post                                                     9,400
                                                              ------------

  Total Cash Outflows                                         $    356,697
                                                              ------------

Includes Powhatan Associates (00-5-6958-JS) and
    Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001

                                                                     Resort
                                                                  Marketing
Legal entity                                                Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                  $        112,525
Cash in escrow and restricted cash                                  326,442
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                          (5,665,217)
Due from related parties                                           (284,934)
Other receivables, net                                              103,267
Prepaid expenses and other assets                                   711,913
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                         657,549
Intangible assets, net                                                    -
                                                           ----------------

                                                           $     (4,038,455)
                                                           ================
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            4,115,968
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          231,316
Accrued liabilities                                                  84,838
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                           ----------------
                                                                  4,432,122

Stockholders' equity                                             (8,470,577)
                                                           ----------------

Total liabilities and equity                               $     (4,038,455)
                                                           ================

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                   $              -
Interest income                                                           -
Other income (loss)                                                   2,403
                                                           ----------------
     Total revenues                                                   2,403
                                                           ----------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                    344,409
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                          (61,480)
Depreciation and amortization                                        13,835
                                                           ----------------
Total costs and operating expenses                                  296,764
                                                           ----------------

Income (loss) from operations                                      (294,361)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                           ----------------

Income (loss) before provision for taxes                           (294,361)

Provision for income taxes                                                -
                                                           ----------------
Net income (loss)                                          $       (294,361)
                                                           ================

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                        $     242,186
Tour Sales                                                           (1,535)
Employee Payroll Deduction Reimbursement                              2,804
                                                              -------------

  Subtotal-Deposit/Collection Inflows                               243,455

Other
-----
Asset Sales                                                               -
                                                              -------------

  Total Cash Inflows                                                243,455
                                                              -------------

Outflows:
--------
Operating-Premier                                                    10,110
Operating-Myrtle Beach                                                  300
Operating-Resorts                                                     3,580
Payroll-Premier                                                      39,158
Commissions-Post                                                      1,500
                                                              -------------

  Total Cash Outflows                                         $      54,649
                                                              -------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Assets:
------
Cash and cash equivalents                                   $          -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                       (1,371,851)
Due from related parties                                               -
Other receivables, net                                           317,709
Prepaid expenses and other assets                                 83,334
Investment in joint ventures                                           -
Real estate and development costs                              2,124,885
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                            ------------

                                                            $  1,154,077
                                                            ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                              130,001
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                            ------------
                                                                 130,001

Stockholders' equity                                           1,024,076
                                                            ------------

Total liabilities and equity                                $  1,154,077
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Revenues:
--------
Vacation interests sales                                    $          -
Interest income                                                        -
Other income (loss)                                               (6,797)
                                                            ------------
     Total revenues                                               (6,797)
                                                            ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                             -
Depreciation and amortization                                          -
                                                            ------------
Total costs and operating expenses                                     -
                                                            ------------

Income (loss) from operations                                     (6,797)

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                            ------------

Income (loss) before provision for taxes                          (6,797)

Provision for income taxes                                             -
                                                            ------------
Net income (loss)                                           $     (6,797)
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001



                                                                  Ridge Point
                                                                      Limited
Legal entity                                                      Partnership
Bankruptcy filing number                                         00-5-6962-JS
                                                                 ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001



Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Assets:
------
Cash and cash equivalents                                   $          -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                                -
Due from related parties                                               -
Other receivables, net                                                 -
Prepaid expenses and other assets                                      -
Investment in joint ventures                                           -
Real estate and development costs                                      -
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                            ------------

                                                            $          -
                                                            ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                                    -
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                            ------------
                                                                       -

Stockholders' equity                                                   -
                                                            ------------

Total liabilities and equity                                $          -
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001



Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Revenues:
--------
Vacation interests sales                                    $          -
Interest income                                                        -
Other income (loss)                                                    -
                                                            ------------
     Total revenues                                                    -
                                                            ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                             -
Depreciation and amortization                                          -
                                                            ------------
Total costs and operating expenses                                     -
                                                            ------------

Income (loss) from operations                                          -

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                            ------------

Income (loss) before provision for taxes                               -

Provision for income taxes                                             -
                                                            ------------
Net income (loss)                                           $          -
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001



Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                    $   1,142,844
Cash in escrow and restricted cash                              27,468,992
Mortgages receivable, net                                      206,284,756
Retained interests                                              28,465,049
Intercompany receivable                                       (227,310,671)
Due from related parties                                          (170,467)
Other receivables, net                                           1,183,935
Prepaid expenses and other assets                                  432,581
Investment in joint ventures                                            (1)
Real estate and development costs                                        -
Property and equipment, net                                        682,241
Intangible assets, net                                           9,005,691
                                                             -------------

                                                             $  47,184,950
                                                             =============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                           5,609,519
Notes payable subject to compromise                             94,971,563
Accounts payable not subject to compromise                       1,445,143
Accrued liabilities                                                404,108
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                             -------------
                                                               102,430,333

Stockholders' equity                                           (55,245,383)
                                                             -------------

Total liabilities and equity                                 $  47,184,950
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                       $         -
Interest income                                                  2,573,922
Other income (loss)                                                 91,456
                                                               -----------
     Total revenues                                              2,665,378
                                                               -----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                    164,862
Loan portfolio expenses                                            762,890
General and administrative                                        (131,436)
Depreciation and amortization                                       15,150
                                                               -----------
Total costs and operating expenses                                 811,466
                                                               -----------

Income (loss) from operations                                    1,853,912

Interest expense                                                   766,805
Other nonoperating expenses                                              -
Realized (gain) on available-for-sale securities                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                               -----------

Income (loss) before provision for taxes                         1,087,107

Provision for income taxes                                               -
                                                               -----------
Net income (loss)                                              $ 1,087,107
                                                               ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
Escrow Funds                                                  $          -
Employee Payroll Deduction Reimbursement                            20,362
                                                              ------------

    Subtotal-Deposit/Collection Inflows                             20,362

Other
-----
Asset Sales                                                              -
                                                              ------------

    Total Cash Inflows                                              20,362
                                                              ------------

Outflows:
--------
Operating-Sunterra Finance                                         388,126
Payroll-Sunterra Finance                                           317,600
Insurance - Coverage Premiums                                        1,543
                                                              ------------

    Total Cash Outflows                                       $    707,270
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001

                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                     $    278,701
Cash in escrow and restricted cash                                  97,082
Mortgages receivable, net                                        1,667,593
Retained interests                                                       -
Intercompany receivable                                        (11,246,401)
Due from related parties                                           233,450
Other receivables, net                                             274,381
Prepaid expenses and other assets                                  320,052
Investment in joint ventures                                             -
Real estate and development costs                                6,523,352
Property and equipment, net                                      5,441,865
Intangible assets, net                                                   -
                                                              ------------

                                                              $  3,590,075
                                                              ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                             871,406
Notes payable subject to compromise                                 13,928
Accounts payable not subject to compromise                         117,207
Accrued liabilities                                                569,321
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 1,571,862

Stockholders' equity                                             2,018,213
                                                              ------------

Total liabilities and equity                                  $  3,590,075
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                      $          -
Interest income                                                     12,649
Other income (loss)                                               (154,389)
                                                              ------------
     Total revenues                                               (141,740)
                                                              ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                     15,825
Loan portfolio expenses                                                  -
General and administrative                                             204
Depreciation and amortization                                       42,681
                                                              ------------
Total costs and operating expenses                                  58,710
                                                              ------------

Income (loss) from operations                                     (200,450)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                          (200,450)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $   (200,450)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                        $        53
Operating Refunds                                             $    20,680
                                                              -----------

  Subtotal-Deposit/Collection Inflows                              20,733

Other
-----
Asset Sales                                                             -
                                                              -----------

  Total Cash Inflows                                               20,733
                                                              -----------

Outflows:
--------
Operating-Resorts                                                       -
                                                              -----------

  Total Cash Outflows                                         $         -
                                                              -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                                   -
Due from related parties                                                  -
Other receivables, net                                                    -
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                               ------------

                                                               $          -
                                                               ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                    -
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                                -
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                          -

Stockholders' equity                                                      -
                                                               ------------

Total liabilities and equity                                   $          -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                        -
                                                               ------------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $          -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2001

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                           3,086,192
Due from related parties                                                  -
Other receivables, net                                              193,281
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                               ------------

                                                               $  3,279,473
                                                               ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            1,496,382
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                           38,218
Accrued liabilities                                                       2
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  1,534,602

Stockholders' equity                                              1,744,871
                                                               ------------

Total liabilities and equity                                   $  3,279,473
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2001

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                            1,054
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                    1,054
                                                               ------------

Income (loss) from operations                                        (1,054)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                             (1,054)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $     (1,054)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended February 28, 2001

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Inflows:
-------

Deposit/Collection
------------------
   Other-Design International                                  $         -
                                                               -----------
    Subtotal-Deposit/Collection Inflows                                  -

Other
-----
Asset Sales                                                              -
                                                               -----------

    Total Cash Inflows                                                   -
                                                               -----------

Outflows:
--------
Operating-Resorts                                                        -
                                                               -----------

    Total Cash Outflows                                        $         -
                                                               -----------